UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/27/2006

NYMEX Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  333-30332

DE	13-4098266
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One North End Avenue, World Financial Center, New York , NY 10282-1101
(Address of principal executive offices, including zip code)

(212) 299-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On October 25, 2006, NYMEX Holdings, Inc. (the "Company") entered into a consulting agreement (the "Consulting Services Agreement") with Jerome Bailey, the Company's former Chief Financial Officer and Chief Operating Officer. The Consulting Services Agreement is attached herewith as Exhibit 10.1 to this Amended Current Report on Form 8-K.

Item 1.02.    Termination of a Material Definitive Agreement

On October 24, 2006, the Company entered into a release agreement (the "Agreement and Release") with Jerome Bailey to terminate his employment as Chief Financial Officer and Chief Operating Officer of the Company. The Agreement and Release is attached herewith as Exhibit 10.2 to this Amended Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

Exhibit 10.1 Consulting Services Agreement, dated October 25, 2006.
Exhibit 10.2 Agreement and Release, dated October 24, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYMEX Holdings, Inc.

Date: October 27, 2006	By:	/s/ Richard Kerschner
Richard Kerschner
SVP -- Corporate Governance and Strategic Initiatives

Exhibit Index

Exhibit No.	Description
EX-10.1	Consulting Services Agreement
EX-10.2	Agreement and Release